UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 3, 2024

Commission file number: 000-03134
PARK-OHIO HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Ohio			34-1867219
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

6065 Parkland Boulevard,	Cleveland,	Ohio	44124
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (440) 947-2000

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	PKOH	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 3, 2024, Park-Ohio Holdings Corp., an Ohio corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”) to the prospectus forming a part of the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-279399), declared effective by the SEC on May 23, 2024, with respect to the Company’s new “at the market” program (the “ATM Program”), pursuant to an equity distribution agreement, dated as of June 3, 2024 (the “Equity Distribution Agreement”), between the Company and KeyBanc Capital Markets Inc., as sales agent (the “Sales Agent”). Under the terms of the Equity Distribution Agreement, the Company may, from time to time, issue and sell shares of the Company’s common stock, par value $1.00 per share (the “Shares”), through the Sales Agent for aggregate sales proceeds of up to $50,000,000 through the ATM Program.

A copy of the Equity Distribution Agreement and the legal opinion of Jones Day relating to the Shares being offered pursuant to the Prospectus Supplement and Equity Distribution Agreement are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K.

The Board of Directors of the Company also approved the issuance and sale of up to 300,000 Shares in one or more private offerings from time to time to Edward F. Crawford and/or Matthew V. Crawford and/or their respective affiliates. The timing and extent to which the Company sells such Shares will depend upon market conditions and other considerations. The purchase price for any such Shares will be at least equal to the Nasdaq consolidated closing bid price of the Shares immediately preceding the agreement to purchase such Shares. Messrs. E. Crawford and M. Crawford and their respective affiliates may also purchase Shares on the open market.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated as of June 3, 2024, by and between Park-Ohio Holdings Corp. and KeyBanc Capital Markets Inc.
5.1	Opinion of Jones Day
23.1	Consent of Jones Day (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated:	June 3, 2024	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal and Administrative Officer, Corporate Secretary

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